SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	(together, the “SA Funds”)

Supplement dated August 29, 2016 to the
Prospectus dated October 29, 2015

This Supplement amends information in the Prospectus of the SA Funds dated October 29, 2015. You may obtain a copy of a Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-800-366-7266 or on the Internet at http://sa-funds.net.

Effective August 29, 2016, the following information supplements and supersedes any contrary information contained in the Exchanges section of the Prospectus:

Exchanges

The SA Funds do not charge a fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

You may also be able to acquire shares of the SA Funds by exchanging shares of the State Street Institutional U.S. Government Money Market Fund and may be able to exchange your shares of the SA Funds for shares of the State Street Institutional U.S. Government Money Market Fund, if such shares are offered in your state of residence. The State Street Institutional U.S. Government Money Market Fund is a portfolio of the SSgA Funds. The SSgA Funds are an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and are not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the State Street Institutional U.S. Government Money Market Fund. You can obtain a copy of the prospectus for the State Street Institutional U.S. Government Money Market Fund through your investment provider or by calling the Adviser at (800) 366-7266. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the State Street Institutional U.S. Government Money Market Fund.

The State Street Institutional U.S. Government Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

An investment in the State Street Institutional U.S. Government Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSgA Funds Management, Inc. There is no assurance that the State Street Institutional U.S. Government Money Market Fund will maintain a stable NAV of $1.00 per share.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195